MassMutual
                                 PARTICIPATION
                                   INVESTORS



                                     [LOGO]





                              REPORT for the NINE
                              MONTHS ENDED 9/30/05

MASSMUTUAL PARTICIPATION INVESTORS          ADVISER
c/o Babson Capital Management LLC           Babson Capital Management LLC
1500 Main Street, Suite 600                 1500 Main Street
Springfield, Massachusetts 01115            Springfield, Massachusetts 01115

(413) 226-1516                              INDEPENDENT REGISTERED PUBLIC
                                            ACCOUNTING FIRM
                                            KPMG LLP
                                            Boston, Massachusetts 02110
      MPV
    Listed                                  COUNSEL TO THE TRUST
     NYSE            [LOGO]                 Ropes & Gray LLP
                                            Boston, Massachusetts 02110

                                            CUSTODIAN
                                            Citibank, N.A.
                                            New York, New York 10043

                                            TRANSFER AGENT & Registrar
                                            Shareholder Financial Services, Inc.
                                            P.O. Box 173673
                                            Denver, Colorado 80217-3673
                                            1-800-647-7374




                   Internet website: www.babsoncapital.com/mpv

                         INVESTMENT OBJECTIVE AND POLICY

MassMutual Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers as "MassPrt" or "MassMuPrt" under either the New York Stock Exchange listings or Closed-End Fund listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

                                    FORM N-Q

MassMutual Participation Investors files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available
(i) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov; and (ii) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

            PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of MassMutual Participation Investors have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on MassMutual Participation Investors' website: http://www.babsoncapital.com/mpv; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on MassMutual Participation Investors' website: http://www.babsoncapital.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

TO OUR SHAREHOLDERS

October 31, 2005

We are pleased to present the September 30, 2005 Quarterly Report of MassMutual Participation Investors (the "Trust"). The Trust's Board of Trustees declared a quarterly dividend of 24 cents per share, payable on November 14, 2005 to shareholders of record on October 31, 2005. A dividend of 24 cents per share was paid in the previous quarter.

U.S. equity markets, as measured by several broad market indices, increased during the quarter ended September 30, 2005. Large stocks, as approximated by the Dow Jones Industrial Average, increased 3.44%, while smaller stocks, as approximated by the Russell 2000 Index, increased 4.69%. For the nine months ended September 30, 2005, returns were -0.34% and 3.38%, respectively. U.S. fixed income markets, as measured by selected indices, posted mixed returns during the quarter. The Lehman Brothers Government/Credit Index and the Lehman Brothers U.S. Corporate High Yield Index decreased -0.96% and increased 0.93%, respectively, for the quarter. For the nine months ended September 30, 2005, returns were 1.76% and 2.04%, respectively.

For the quarter ended September 30, 2005, the Trust earned 25 cents per share. The Trust earned 23 cents per share in the previous quarter this year. The Trust's net assets as of September 30, 2005 totaled $118,920,413 or $12.22 per share compared to $115,868,406 or $11.93 per share on June 30, 2005. This translated into a portfolio return of 4.49% for the quarter and 14.38% for the 9 months ended September 30, 2005 based on the change in the Trust's net assets assuming the reinvestment of all dividends. Long term, the Trust's portfolio had average annualized returns of 23.69%, 13.38% and 13.85% for the 1-, 5-, and 10-year periods ended September 30, 2005, respectively, based on change in net assets assuming the reinvestment of all dividends.

During the quarter, the Trust made private placement investments in six new issuers and closed one "follow on" investment, totaling approximately $8.6 million. The follow on investment purchased by the Trust was in Directed Electronics, Inc. The six issuers added to the portfolio were C&J Spec-Rent Services, Inc., Corepharma LLC, ITC^DeltaCom, Inc., MicroGroup, Inc., Rugby Manufacturing Company, and Transtar Holding Company. The weighted average coupon of these investments was 12.09%. (A brief description of these investments can be found in the Consolidated Schedule of Investments.)

Thank you for your continued interest in and support of MassMutual Participation Investors.

Sincerely,

/s/ Clifford M. Noreen

Clifford M. Noreen
President


                     PORTFOLIO COMPOSITION AS OF 09/30/05*
                            [PIE CHART APPEARS HERE]

                                             Private High
                   Public Equity 2.3%      Yield Debt 46.0%
                   ------------------      ----------------

                        Public
                      High Yield          Private Investment
                      Debt 29.7%           Grade Debt 2.8%
                      ----------           ---------------

                  Private Investment       Cash & Short Term
                    Grade Debt 0.9%        Investments 1.5%
                    ---------------        ----------------

                               Private/Restricted
                                  Equity 16.8%
                                  ------------

*Based on market value of total investments

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                                                                               1

CONSOLIDATED STATEMENT OF                     MASSMUTUAL PARTICIPATION INVESTORS
ASSETS AND LIABILITIES

September 30, 2005
(Unaudited)

ASSETS:
Investments
  (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
    (Cost - $93,505,153)                                                    $ 92,574,805
  Corporate public securities at market value
    (Cost - $29,004,691)                                                      30,729,384
  Short-term securities at cost plus earned discount which
    approximates market value                                                  1,976,566
                                                                            ------------
                                                                             125,280,755
Cash                                                                           2,579,985
Interest and dividends receivable                                              2,612,891
Receivable for investments sold                                                1,732,245
Other assets                                                                       6,362
                                                                            ------------
      TOTAL ASSETS                                                          $132,212,238
                                                                            ============
LIABILITIES:
Payable for investments purchased                                           $    608,127
Management fee payable                                                           267,571
Note payable                                                                  12,000,000
Interest payable                                                                 264,867
Accrued expenses                                                                 146,672
Accrued taxes payable                                                              4,588
                                                                            ------------
      TOTAL LIABILITIES                                                       13,291,825
                                                                            ------------
NET ASSETS:
Common shares, par value $.01 per share; an unlimited number authorized           97,278
Additional paid-in capital                                                    90,336,328
Retained net realized gain on investments, prior years                        19,858,001
Undistributed net investment income                                            2,690,271
Undistributed net realized gain on investments                                 5,215,852
Net unrealized appreciation of investments                                       722,683
                                                                            ------------
      TOTAL NET ASSETS                                                       118,920,413
                                                                            ------------
      TOTAL LIABILITIES AND NET ASSETS                                      $132,212,238
                                                                            ============
COMMON SHARES ISSUED AND OUTSTANDING                                           9,727,764
                                                                            ============
NET ASSET VALUE PER SHARE                                                   $      12.22
                                                                            ============

                See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------
2

CONSOLIDATED STATEMENT OF OPERATIONS          MASSMUTUAL PARTICIPATION INVESTORS

For the nine months ended September 30, 2005
(Unaudited)

INVESTMENT INCOME:
Interest                                                                    $  8,572,779
Dividends                                                                        243,112
                                                                            ------------
      TOTAL INVESTMENT INCOME                                                  8,815,891
                                                                            ------------
EXPENSES:
Management fees                                                                  777,730
Interest                                                                         727,210
Trustees' fees and expenses                                                       91,800
Transfer agent/registrar's expenses                                               19,800
Reports to shareholders                                                           90,000
Professional fees                                                                209,600
Other                                                                             12,157
                                                                            ------------
      TOTAL EXPENSES                                                           1,928,297
                                                                            ------------
Net investment income ($0.71 per share)                                        6,887,594
                                                                            ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments before taxes                                  6,616,544
Net change in unrealized depreciation of investments before taxes              1,813,364
Provision for taxes (See footnote 2-D)                                           (71,662)
                                                                            ------------
      NET GAIN ON INVESTMENTS                                                  8,358,246
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $ 15,245,840
                                                                            ============


                See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF CASH FLOWS          MASSMUTUAL PARTICIPATION INVESTORS

For the nine months ended September 30, 2005
(Unaudited)

NET INCREASE IN CASH:
Cash flows from operating activities:
  Interest and dividends received                                           $  7,591,095
  Interest expense paid                                                         (576,167)
  Operating expenses paid                                                     (1,201,931)
  Income taxes paid                                                             (483,493)
                                                                            ------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES                                  5,329,504
                                                                            ------------
Cash flows from investing activities:
  Purchases/Proceeds/Maturities from short-term portfolio securities, net      3,786,700
  Purchases of portfolio securities                                          (31,151,151)
  Proceeds from disposition of portfolio securities                           40,162,436
                                                                            ------------
    NET CASH PROVIDED BY INVESTING ACTIVITIES                                 12,797,985
                                                                            ------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                   18,127,489
                                                                            ------------
Cash flows from financing activities:
  Repayment of borrowings on Revolving Credit Agreement                      (10,500,000)
  Cash dividends paid from net investment income                              (8,140,271)
  Receipts for shares issued on reinvestment of dividends                        722,716
                                                                            ------------
    NET CASH USED FOR FINANCING ACTIVITIES                                   (17,917,555)
                                                                            ------------
NET INCREASE IN CASH                                                             209,934
Cash - beginning of year                                                       2,370,051
                                                                            ------------
CASH - END OF PERIOD                                                        $  2,579,985
                                                                            ============


RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $ 15,245,840
                                                                            ------------
  Decrease in investments                                                      3,490,642
  Increase in interest and dividends receivable                                 (745,556)
  Increase in receivable for investments sold                                   (203,570)
  Increase in other assets                                                        (6,362)
  Increase in payable for investments purchased                                  608,127
  Increase in management fee payable                                              25,899
  Increase in interest payable                                                   151,043
  Decrease in accrued expenses                                                   (26,743)
  Decrease in accrued taxes payable                                             (411,831)
                                                                            ------------
    TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                            2,881,649
                                                                            ------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                 $ 18,127,489
                                                                            ============

                See Notes to Consolidated Financial Statements.
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4

CONSOLIDATED STATEMENTS OF                    MASSMUTUAL PARTICIPATION INVESTORS
CHANGES IN NET ASSETS

                                                                                  For the nine
                                                                                  months ended         For the
                                                                                    09/30/2005        year ended
                                                                                   (Unaudited)        12/31/2004
                                                                                  -------------      -------------
INCREASE IN NET ASSETS:

OPERATIONS:
  Net investment income                                                           $   6,887,594      $   9,713,437
  Realized gain on investments before taxes                                           6,616,544          1,196,570
  Net change in unrealized depreciation of investments before taxes                   1,813,364         12,493,998
  Income tax expense                                                                    (71,662)          (504,437)
                                                                                  -------------      -------------
  Net increase in net assets resulting from operations                               15,245,840         22,899,568

  Net increase from shares of beneficial interest transactions
    Common shares issued (2005 - 55,205; 2004 - 81,587)                                 722,716            927,073

Dividends to shareholders from:
  Net investment income (2005 - $0.48 per share; 2004 - $1.10 per share)             (4,658,150)       (10,613,225)
                                                                                  -------------      -------------
      TOTAL INCREASE IN NET ASSETS                                                   11,310,406         13,213,416


Net assets, beginning of year                                                       107,610,007         94,396,591
                                                                                  -------------      -------------
Net assets, end of period year (including undistributed net investment income
  $2,690,271 and $460,827, respectively)                                          $ 118,920,413      $ 107,610,007
                                                                                  =============      =============


                See Notes to Consolidated Financial Statements.
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                                                                               5

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS    MASSMUTUAL PARTICIPATION INVESTORS

Selected data for each common share outstanding:

                                          For the
                                        nine months
                                           ended                            For the years ended December 31,
                                         09/30/2005      ----------------------------------------------------------------------
                                        (Unaudited)         2004           2003           2002           2001           2000
                                         ----------      ----------     ----------     ----------     ----------     ----------
Net asset value:
  Beginning of year                      $    11.13      $     9.84     $     8.78     $     9.12     $     9.75     $    10.40
                                         ----------      ----------     ----------     ----------     ----------     ----------
Net investment income                          0.71            1.00           0.80           0.87           0.93           1.00
Net realized and unrealized
  gain (loss) on investments                   0.86            1.36           1.21          (0.35)         (0.61)         (0.14)
                                         ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations               1.57            2.36           2.01           0.52           0.32           0.86
                                         ----------      ----------     ----------     ----------     ----------     ----------
Dividends from net investment
  income to common shareholders               (0.48)          (1.10)         (0.96)         (0.86)         (0.96)         (0.96)

Distributions from net realized
  gain on investments to common
  shareholders                                 --              --             --             --             --            (0.55)

Change from issuance of shares                 --              0.03           0.01           --             0.01           --
                                         ----------      ----------     ----------     ----------     ----------     ----------
Total distributions                           (0.48)          (1.07)         (0.95)         (0.86)         (0.95)         (1.51)
                                         ----------      ----------     ----------     ----------     ----------     ----------
Net asset value:
End of period/year                       $    12.22      $    11.13     $     9.84     $     8.78     $     9.12     $     9.75
                                         ----------      ----------     ----------     ----------     ----------     ----------
Per share market value:
End of period/year                       $    14.40      $    13.31     $    11.65     $     9.40     $     9.10     $    10.94
                                         ==========      ==========     ==========     ==========     ==========     ==========

Total investment return
  Market value                                12.13%*         25.77%         35.50%         12.58%         (8.02)%        22.91%
  Net asset value **                          14.38%*         25.14%         23.72%          5.70%          3.41%          8.11%

Net assets (in millions):
  End of period/year                     $   118.92      $   107.61     $    94.40     $    83.59     $    86.09     $    90.95

Ratio of operating expenses to average
net assets                                     1.06%*          1.63%          1.65%          1.27%          1.22%          1.28%

Ratio of interest expense to average
net assets                                     0.65%*          0.89%          0.97%          1.08%          1.47%          1.54%

Ratio of total expenses to average
net assets                                     1.71%*          2.52%          2.62%          2.35%          2.69%          2.82%

Ratio of net investment income
to average net assets                          6.01%*          9.60%          8.55%          9.42%          9.70%          9.20%

Portfolio turnover                            26.12%*         51.25%         55.08%         35.32%         21.58%         55.97%

 *Percentages represent results for the period and are not annualized.
**Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance in no guarantee of future results.

                See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------
6

CONSOLIDATED SCHEDULE OF INVESTMENTS          MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES - 77.85%:(A)                   Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
PRIVATE PLACEMENT INVESTMENTS - 69.06%

A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in
Texas, Florida and Arizona.
 12% Senior Subordinated Note due 2012                           $  1,125,000         04/08/04     $  1,125,000     $  1,047,042
 Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                               1,230 shs.         04/08/04             --                 12
                                                                                                   ------------     ------------
                                                                                                      1,125,000        1,047,054
                                                                                                   ------------     ------------
A W C HOLDING COMPANY
A manufacturer and distributor of aluminum and vinyl
windows and doors in the Southwest and Southeast regions
of the U.S.
 12% Senior Subordinated Note due 2012                           $  1,125,000         05/18/04        1,024,000        1,121,030
 Limited Partnership Interest of
  AWC Investments, LLC (B)                                           132 uts.         05/18/04          112,500          180,561
                                                                                                   ------------     ------------
                                                                                                      1,136,500        1,301,591
                                                                                                   ------------     ------------
ADORN, INC.
A manufacturer of wall panels, cabinets, moldings and
countertops for houses and recreational vehicles.
 12.5% Subordinated Note due 2010                                $  1,125,000         02/29/00        1,037,258        1,125,000
 Warrant, exercisable until 2010, to purchase
  common stock at $.02 per share (B)                                 192 shs.         02/29/00          162,931          225,202
                                                                                                   ------------     ------------
                                                                                                      1,200,189        1,350,202
                                                                                                   ------------     ------------
AMERCABLE, INC.
A manufacturer of electric power, instrumentation and
control cables, primarily for the mining and oil and gas
industries.
 12% Senior Subordinated Note due 2013                           $  1,083,333         04/08/05        1,020,735        1,066,543
 Limited Partnership Interest (B)                                     42 uts.         04/07/05           41,667           37,503
 Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                  66 shs.         04/08/05           64,833                1
                                                                                                   ------------     ------------
                                                                                                      1,127,235        1,104,047
                                                                                                   ------------     ------------
AMERICA'S BODY COMPANY, INC./LCP HOLDING CO.
A designer and manufacturer of commercial work vehicles.
 12% Preferred Stock Series C (B)                                    197 shs.         12/16/03          875,000        1,750,000
 Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                  40 shs.                *          256,667             --
                                                                                                   ------------     ------------
                                                                                                      1,131,667        1,750,000
                                                                                                   ------------     ------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
 12% Senior Subordinated Note due 2010                           $  1,125,000         01/22/04        1,011,453        1,158,750
 Preferred Class A Unit (B)                                        1,337 uts.         01/22/04          133,700          120,330
 Common Class B Unit                                               1,610 uts.         01/22/04             --            154,458
                                                                                                   ------------     ------------
                                                                                                      1,145,153        1,433,538
                                                                                                   ------------     ------------

*11/02/98 and 12/24/03.
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                                                                               7

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)  MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES (A) (Continued)                Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and
commercial overhead garage doors in North America.
 12% Senior Subordinated Note due 2012                           $    861,702         05/18/05     $    804,265     $    850,979
 Common Stock (B)                                                    263 shs.         05/18/05          263,298          236,970
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                  69 shs.         05/18/05           59,362                1
                                                                                                   ------------     ------------
                                                                                                      1,126,925        1,087,950
                                                                                                   ------------     ------------
AUGUSTA SPORTSWEAR HOLDING CO.
A manufacturer and distributor of athletic apparel,
activewear and team uniforms.
 12% Senior Subordinated Note due 2012                           $    893,000         12/31/04          833,275          890,118
 Common Stock (B)                                                    261 shs.                *          261,000          234,900
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                  73 shs.         12/31/04           63,254                1
                                                                                                   ------------     ------------
                                                                                                      1,157,529        1,125,019
                                                                                                   ------------     ------------
BEACON MEDICAL PRODUCTS, INC.
A designer, manufacturer and marketer of medical air and
gas distribution systems.
 Senior Secured Floating Rate Revolving Credit
  Facility due 2007                                              $    131,792         04/09/02          131,792          132,054
 Senior Secured Tranche A Floating Rate Note due 2008            $    397,951         04/09/02          397,951          397,951
 12% Senior Secured Note due 2010                                $    412,112         04/09/02          360,450          428,596
 Limited Partnership Interest of Riverside Capital
  Appreciation Fund IV, L.P. (B)                                   6.38% int.         04/09/02           87,045           80,691
 Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                 794 shs.         04/09/02           72,856           73,635
                                                                                                   ------------     ------------
                                                                                                      1,050,094        1,112,927
                                                                                                   ------------     ------------
BETA BRANDS LTD
A manufacturer of hard candy and chocolate-coated
products sold primarily to the Canadian market.
 5% Promissory Note due 2009 (B)                                 $     96,698         03/31/04           96,698             --
 Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                               2,421 shs.         03/31/04                1             --
                                                                                                   ------------     ------------
                                                                                                         96,699             --
                                                                                                   ------------     ------------
BETTER MINERALS & AGGREGATES
A producer of high grade industrial and specialty silica
sands.
 14% Redeemable Preferred Stock (B)                                  499 shs.         09/30/99          272,912           54,525
 Convertible Preferred Stock Series A and B, convertible
  into common stock at $9.26 per share (B)                        62,997 shs.         12/19/96          583,300             --
 Common Stock (B)                                                 10,013 shs.         09/30/99          399,505             --
 Warrants, exercisable until 2005 and 2010, to
  purchase common stock at $.01 per share (B)                      5,700 shs.               **           64,247             --
                                                                                                   ------------     ------------
                                                                                                      1,319,964           54,525
                                                                                                   ------------     ------------

 *12/31/04 and 03/31/05.
**12/19/96 and 09/30/99.
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8

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)  MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES (A) (Continued)                Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
C & J SPEC-RENT SERVICES, INC
A provider of coiled tubing and pressure pumping services
to the oil and gas industry in Texas and Louisiana
 10% Senior Secured Term Note due 2012                           $    886,597         08/12/05     $    886,567     $    872,668
 14% Senior Subordinated Note due 2013                           $    644,776         08/12/05          584,300          627,154
 Common Stock (B)                                                268,657 shs.         08/12/05          268,657          241,791
 Warrants, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                              49,552 shs.         08/12/05           60,910              496
                                                                                                   ------------     ------------
                                                                                                      1,800,434        1,742,109
                                                                                                   ------------     ------------
C & M CONVEYOR, INC
A manufacturer and supplier of material handling systems
to the corrugated sheet and container industry
 9.5% Senior Secured Term Note due 2007                          $    433,735         09/13/02          433,735          436,627
 11% Senior Subordinated Note due 2010                           $    478,916         09/13/02          459,048          486,000
 Common Stock (B)                                                180,723 shs.         09/13/02          180,723          271,085
 Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                              78,386 shs.         09/13/02           34,428          117,579
                                                                                                   ------------     ------------
                                                                                                      1,107,934        1,311,291
                                                                                                   ------------     ------------
CAINS FOODS, L.P.
A producer of mayonnaise and sauce products for both the
retail and food service markets
 Limited Partnership Interest (B)                                     58 uts.         09/29/95           79,184          270,579
                                                                                                   ------------     ------------
CAPESUCCESS LLC
A provider of diversified staffing services
Preferred Membership Interests (B)                                   806 uts.         04/29/00            3,598              180
 Common Membership Interests (B)                                  10,421 uts.         04/29/00           46,706            2,332
                                                                                                   ------------     ------------
                                                                                                         50,304            2,512
                                                                                                   ------------     ------------
CAPITAL SPECIALTY PLASTICS, INC
A producer of desiccant strips used for packaging
pharmaceutical products
 Common Stock (B)                                                     55 shs.                *              252            1,078
                                                                                                   ------------     ------------
COEUR, INC
A producer of proprietary, disposable power injection
syringes
 8.75% Senior Secured Term Note due 2010                         $    326,087         04/30/03          326,087          332,208
 11.5% Senior Subordinated Note due 2011                         $    242,754         04/30/03          224,094          247,559
 Common Stock (B)                                                 72,463 shs.         04/30/03           72,463           65,217
 Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                              50,099 shs.         04/30/03           23,317              501
                                                                                                   ------------     ------------
                                                                                                        645,961          645,485
                                                                                                   ------------     ------------

*12/30/97 and 05/29/99
--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)  MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES (A) (Continued)                Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
COINING CORPORATION OF AMERICA LLC
A manufacturer of close tolerance parts and metal
stampings.
 Senior Secured Floating Rate Revolving Credit
  Facility due 2006                                              $     92,593         01/07/02     $     92,593     $     90,856
 Senior Secured Floating Rate Tranche A Note due 2007            $    508,296         06/26/01          508,296          480,123
 13% Senior Secured Tranche B Note due 2006                      $    370,370         06/26/01          370,370          360,451
 Limited Partnership Interest (B)                                  3.65% int.         06/26/01          185,185          148,148
 Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                              61,163 shs.         06/26/01           45,370              612
                                                                                                   ------------     ------------
                                                                                                      1,201,814        1,080,190
                                                                                                   ------------     ------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor
synthetic sports flooring and other temporary flooring
products.
 12% Senior Subordinated Note due 2012                           $  1,059,417                *          978,939        1,034,140
 Limited Partnership Interest (B)                                103,135 uts.               **          103,135           92,821
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                  92 shs.                *           84,829                1
                                                                                                   ------------     ------------
                                                                                                      1,166,903        1,126,962
                                                                                                   ------------     ------------
CONSOLIDATED FOUNDRIES HOLDINGS
A manufacturer of engineered cast metal components for
the global aerospace and defense industries
 12% Senior Subordinated Note due 2013                           $  1,157,143         06/15/05        1,105,093        1,134,073
 Common Stock (B)  193 shs                                           06/15/05                           192,857          173,574
 Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                  54 shs.         06/15/05           53,295                1
                                                                                                   ------------     ------------
                                                                                                      1,351,245        1,307,648
                                                                                                   ------------     ------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals
targeted at niche applications.
 12% Senior Subordinated Note due 2013                           $  1,350,000         08/04/05        1,278,140        1,335,778
 Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                  10 shs.         08/04/05           72,617             --
                                                                                                   ------------     ------------
                                                                                                      1,350,757        1,335,778
                                                                                                   ------------     ------------
CORVEST GROUP, INC.
A manufacturer and distributor of promotional products.
 12% Senior Subordinated Note due 2007                           $  2,045,455              ***        1,967,819        1,636,364
 Common Stock (B)                                                     30 shs.              ***           51,136            5,114
 Limited Partnership Interest (B)                                 10.23% int.              ***          150,377           15,182
 Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                 171 shs.              ***          157,343           29,489
                                                                                                   ------------     ------------
                                                                                                      2,326,675        1,686,149
                                                                                                   ------------     ------------

  *08/12/04 and 01/18/05.
 **08/12/04 and 01/14/05.
***03/05/99 and 03/24/99.
--------------------------------------------------------------------------------
10

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)  MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES (A) (Continued)                Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
DELSTAR HOLDING CORPORATION
A manufacturer of plastic netting for a wide variety of
industries.
 Convertible Preferred Stock, convertible into common
  stock at $10 per share (B)                                       1,758 shs.         10/05/01     $    213,691     $    197,751
 Convertible Preferred Stock, convertible into common
  stock at $11.84 per share (B)                                      206 shs.         09/16/04           24,414           23,193
                                                                                                   ------------     ------------
                                                                                                        238,105          220,944
                                                                                                   ------------     ------------
DEXTER MAGNETICS TECHNOLOGIES, INC.
A designer, fabricator, assembler and distributor of
industrial magnets and subassemblies in North America
and Europe.
 Common Stock (B)                                                    310 shs.         07/19/01          309,783          367,858
 Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                                 157 shs.         07/19/01          132,677          186,446
                                                                                                   ------------     ------------
                                                                                                        442,460          554,304
                                                                                                   ------------     ------------
DIRECTED ELECTRONICS, INC.
A designer and distributor of brand name automotive
security systems, audio products and installation
accessories.
 Class A Common Stock (B)                                          2,971 shs.         09/15/05           50,224           96,382
 Class B Common Stock (B)                                         19,394 shs.         12/22/99             --            629,130
 Limited Partnership Interest (B)                                  4.61% int.                *           33,592        1,057,308
 Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                              25,713 shs.         12/22/99             --            834,126
                                                                                                   ------------     ------------
                                                                                                         83,816        2,616,946
                                                                                                   ------------     ------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment
maintenance services and temporary production labor to
industrial customers.
 Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                               13.57% int.         08/27/98          366,495             --
 Preferred Stock (B)                                               1,639 shs.         12/14/01        1,392,067        1,044,048
 Warrants, exercisable until 2011, to purchase
  common stock of DHI Holdings, Inc. at $.01 per share (B)         6,676 shs.               **          201,655             --
                                                                                                   ------------     ------------
                                                                                                      1,960,217        1,044,048
                                                                                                   ------------     ------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
 14% Senior Subordinated Note due 2011                           $    984,375         10/30/03          899,235        1,004,656
 Common Stock (B)                                                  3,656 shs.              ***          365,600          314,134
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                               1,077 shs.         10/30/03           98,719           92,506
                                                                                                   ------------     ------------
                                                                                                      1,363,554        1,411,296
                                                                                                   ------------     ------------

  *12/22/99 and 09/14/05.
 **10/24/96 and 08/28/98.
***10/30/03 and 01/02/04.
--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)  MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES (A) (Continued)                Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems
used for intravenous drug delivery.
 Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share                                      11 shs.         06/28/04     $     40,875     $     57,171
                                                                                                   ------------     ------------
EAGLE PACK PET FOODS, INC.
A manufacturer of premium pet food sold through
independent pet stores.
 14% Senior Subordinated Note due 2011                           $    562,500         09/24/04          543,479          579,375
 Warrant, exercisable until 2011, to purchase
  common stock at $.02 per share (B)                               2,163 shs.         09/24/04           20,893           31,861
                                                                                                   ------------     ------------
                                                                                                        564,372          611,236
                                                                                                   ------------     ------------
EAST RIVER VENTURES I, L.P.
An acquirer of controlling or substantial interests in other entities.
 Limited Partnership Interest (B)                                  0.04% int.         01/01/01            6,831            5,423
                                                                                                   ------------     ------------
ENZYMATIC THERAPY, INC.
A manufacturer and distributor of branded natural
medicines and nutritional supplements.
 Limited Partnership Interest (B)                                  0.70% int.         03/30/00          281,250            2,813
 Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                              15,415 shs.         03/30/00          135,000              154
                                                                                                   ------------     ------------
                                                                                                        416,250            2,967
                                                                                                   ------------     ------------
EURO-PRO CORPORATION
A designer, marketer and distributor of floor care, steam
cleaning and small kitchen products and appliances.
 13.25% Senior Subordinated Note due 2011                        $  1,125,000         09/09/03        1,106,131        1,012,500
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                              23,229 shs.         09/09/03           18,869              232
                                                                                                   ------------     ------------
                                                                                                      1,125,000        1,012,732
                                                                                                   ------------     ------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control
center systems.
 Limited Partnership Interest of CM
  Equity Partners (B)                                              1.21% int.         02/11/98           64,535             --
 Common Stock (B)                                                 45,000 shs.         05/06/04                6             --
                                                                                                   ------------     ------------
                                                                                                         64,541             --
                                                                                                   ------------     ------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in
manufacturing and marketing entities.
 Series A Preferred Units (B)                                      0.30% int.         07/21/94           92,366              737
                                                                                                   ------------     ------------

--------------------------------------------------------------------------------
12

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)  MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES (A) (Continued)                Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and
wall decor products.
 12.5% Senior Subordinated Note due 2012                         $  1,081,731                *     $    983,894     $  1,104,295
 Common Stock (B)                                                     33 shs.                *           33,216           29,898
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                 106 shs.                *          105,618                1
                                                                                                   ------------     ------------
                                                                                                      1,122,728        1,134,194
                                                                                                   ------------     ------------
HUSSEY SEATING CORPORATION
A manufacturer of spectator seating products.
 Senior Secured Floating Rate Revolving Note due 2006            $  1,054,767         06/12/96        1,054,767          527,384
 Senior Secured Floating Rate Note due 2006                      $    182,813               **          182,813           91,406
 12% Senior Subordinated Note due 2006                           $    675,000         03/31/03          675,000            6,750
 Common Stock (B)                                                  2,860 shs.         03/12/04          112,500             --
                                                                                                   ------------     ------------
                                                                                                      2,025,080          625,540
                                                                                                   ------------     ------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network
systems for the industrial and office environments.
 12% Senior Secured Note due 2006                                $    949,004         03/01/04          938,546          711,753
 Common Stock (B)                                                    130 shs.         06/01/00          149,500             --
                                                                                                   ------------     ------------
                                                                                                      1,088,046          711,753
                                                                                                   ------------     ------------
ITC^DELTACOM, INC.
A provider of integrated communications services in the
southeastern United States.
 Senior Secured Floating Rate Note due 2009                      $  1,168,440         07/26/05        1,168,440        1,151,809
 Senior Secured Floating Rate Note due 2009                      $    181,560         07/26/05          181,560          179,740
 Warrant, exercisable until 2009, to purchase
  convertible preferred stock at $.01 per share (B)               54,468 shs.         07/26/05             --            116,562
                                                                                                   ------------     ------------
                                                                                                      1,350,000        1,448,111
                                                                                                   ------------     ------------
JASON, INC.
A diversified manufacturing company serving various
industrial markets.
 13% Senior Subordinated Note due 2008                           $    510,187         08/04/00          478,110          500,839
 14% Cumulative Redeemable Preferred Stock Series A (B)              153 shs.         08/04/00          153,119          150,312
 Limited Partnership Interest of
  Saw Mill Capital Fund II, L.P. (B)                               1.30% int.         08/03/00          469,250          375,461
 Warrants, exercisable until 2008 and 2009, to purchase
  common stock at $.01 per share (B)                              26,931 shs.         08/04/00           61,101           24,844
                                                                                                   ------------     ------------
                                                                                                      1,161,580        1,051,456
                                                                                                   ------------     ------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets
and containers.
 12% Senior Subordinated Note due 2011                           $    843,750         12/15/04          793,856          832,865
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                 594 shs.         12/15/04           53,528                6
                                                                                                   ------------     ------------
                                                                                                        847,384          832,871
                                                                                                   ------------     ------------

 *06/30/04 and 08/19/04
**06/12/96 and 08/03/01.
--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)  MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES (A) (Continued)                Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
KEEPSAKE QUILTING, INC.
A seller of quilting fabrics, books, patterns, kits and
notions to consumers.
 Senior Secured Floating Rate Revolving Note due 2005            $     20,967         06/16/00     $     20,967     $     21,009
 Senior Secured Floating Rate Tranche A Note due 2007            $    275,196         06/16/00          275,196          275,747
 12% Senior Secured Tranche B Note due 2008                      $    314,509         06/16/00          302,474          320,799
 Limited Partnership Interest of
  Riverside XVI Holding Company, L.P. (B)                          3.02% int.         06/12/00          190,563          198,132
 Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                 633 shs.         06/12/00           26,209           66,415
                                                                                                   ------------     ------------
                                                                                                        815,409          882,102
                                                                                                   ------------     ------------
KELE AND ASSOCIATES, INC.
A distributor of building automation control products.
 12% Senior Subordinated Note due 2012                           $    969,643         02/27/04          887,353          961,847
 Common Stock (B)                                                     18 shs.         02/27/04          244,608          220,119
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                   6 shs.         02/27/04            4,124             --
                                                                                                   ------------     ------------
                                                                                                      1,136,085        1,181,966
                                                                                                   ------------     ------------
KENAN-ADVANTAGE TRANSPORT COMPANY
A transporter of light petroleum, petrochemicals, lubricants and residual fuels.
 12.5% Senior Subordinated Note due 2009                         $    962,170         04/30/01          962,170          962,170
 Preferred Stock (B)                                                 163 shs.         04/30/01          163,000          326,000
 Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                 142 shs.         04/30/01                7          284,000
                                                                                                   ------------     ------------
                                                                                                      1,125,177        1,572,170
                                                                                                   ------------     ------------
KEYSTONE NORTH AMERICA, INC.
An operator of funeral homes in North America.
 Common Stock                                                     28,577 shs.         02/08/05          137,444          180,607
                                                                                                   ------------     ------------
LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external
accessories for new and used sport utility vehicles, trucks
and vans.
 12.5% Senior Subordinated Note due 2008                         $  2,036,000                *        1,865,885        2,036,000
 Common Stock (B)                                                  3,057 shs.                *          213,998          149,793
 Warrant, exercisable until 2006, to purchase
  common stock at $.11 per share (B)                               8,245 shs.                *          318,838          404,005
                                                                                                   ------------     ------------
                                                                                                      2,398,721        2,589,798
                                                                                                   ------------     ------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of
wine bottles.
 Senior Secured Floating Rate Tranche A Note due 2010            $    436,568         09/03/04          436,568          431,764
 12% Senior Secured Tranche B Note due 2011                      $    179,104         09/03/04          158,644          181,709
 Limited Partnership Interest (B)                                  4.48% int.         09/03/04           33,582           30,224
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                 243 shs.         09/03/04           22,556                2
                                                                                                   ------------     ------------
                                                                                                        651,350          643,699
                                                                                                   ------------     ------------

*12/23/98 and 01/28/99.
--------------------------------------------------------------------------------
14

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)  MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES (A) (Continued)                Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
MAXON CORPORATION
A manufacturer of industrial combustion equipment and
related shut-off valves and control valves.
 12% Senior Subordinated Note due 2012                           $    549,837         09/30/04     $    501,912     $    540,772
 8.75% Senior Subordinated Note due 2012                         $    732,065         09/30/04          732,065          727,107
 Common Stock (B)                                                218,099 shs.         09/30/04          218,099          196,289
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                              87,755 shs.         09/30/04           51,941              878
                                                                                                   ------------     ------------
                                                                                                      1,504,017        1,465,046
                                                                                                   ------------     ------------
MEDASSIST, INC.
A provider of patient eligibility and accounts receivable
management services to hospitals and physician practices.
 8% Preferred Stock                                                   44 shs.         10/28/04           44,289           45,145
 Common Stock                                                     13,863 shs.         10/28/04           18,576           21,459
 Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share                                  47,090 shs.         05/01/03           21,534           72,472
                                                                                                   ------------     ------------
                                                                                                         84,399          139,076
                                                                                                   ------------     ------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a
value-added supplier of metal tubing and bars.
 12% Senior Subordinated Note due 2013                           $  1,134,000         08/12/05        1,061,969        1,109,721
 Common Stock (B)                                                    216 shs.         08/12/05          216,000          194,400
 Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                  73 shs.         08/12/05           72,576                1
                                                                                                   ------------     ------------
                                                                                                      1,350,545        1,304,122
                                                                                                   ------------     ------------
MOSS, INC.
A manufacturer and distributor of large display and exhibit
structures.
 Senior Secured Floating Rate Revolving Note due 2005            $     57,660         03/24/05           57,660           57,660
 Senior Secured Floating Rate Tranche A Note due 2007            $    419,085         09/21/00          419,085          419,085
 12% Senior Secured Tranche B Note due 2008                      $    192,200         09/21/00          182,878          192,200
 Limited Partnership Interest of
  Riverside Capital Appreciation Fund I, L.P. (B)                 21.37% int.                *          178,069          222,576
 Warrant, exercisable until 2008, to purchase
  common stock at $100 per share (B)                                 264 shs.         09/21/00           23,064           10,997
                                                                                                   ------------     ------------
                                                                                                        860,756          902,518
                                                                                                   ------------     ------------
MUSTANG VENTURES COMPANY
A natural gas gathering and processing operation located in
Oklahoma and Texas.
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                               8,752 shs.         12/11/02          261,264          367,762
                                                                                                   ------------     ------------

*09/20/00 and 05/23/02.
--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)  MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES (A) (Continued)                Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
NEFF MOTIVATION, INC.
A manufacturer and distributor of customized awards and
sportswear to schools.
 12.5% Senior Subordinated Note due 2011                         $    562,500         01/31/03     $    485,736     $    578,740
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                 112 shs.         01/31/03           95,625           46,025
                                                                                                   ------------     ------------
                                                                                                        581,361          624,765
                                                                                                   ------------     ------------
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and bagel
chips in North America.
 12.25% Senior Subordinated Note due 2012                        $    986,538         03/29/04          982,661        1,001,113
 10% Preferred Stock (B)                                             135 shs.         03/29/04          135,044          136,831
 Common Stock (B)                                                  3,418 shs.         03/29/04            3,418           25,430
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                               4,565 shs.         03/29/04            3,877           33,925
                                                                                                   ------------     ------------
                                                                                                      1,125,000        1,197,299
                                                                                                   ------------     ------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the
automotive industry.
 9% Senior Secured Note due 2009                                 $    464,286         01/28/02          464,286          460,914
 11.5% Senior Subordinated Note due 2012                         $    857,143         01/28/02          787,662          839,359
 Common Stock (B)                                                178,571 shs.         01/28/02          178,571          122,143
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                             138,928 shs.         01/28/02           92,597           93,777
                                                                                                   ------------     ------------
                                                                                                      1,523,116        1,516,193
                                                                                                   ------------     ------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon and California
and British Columbia.
 12% Senior Subordinated Note due 2006                           $  1,241,000         08/07/98        1,241,000        1,210,144
 12% Senior Subordinated Note due 2008                           $    244,154         02/09/00          233,034          229,764
 Limited Partnership Interest of Riverside VIII, VIII-A and
  VIII-B Holding Company, L.P.                                   795,964 uts.                *          808,300          647,524
 Warrants, exercisable until 2007 and 2008, to purchase
  common stock at $.01 per share (B)                              15,166 shs.               **          206,041           46,955
                                                                                                   ------------     ------------
                                                                                                      2,488,375        2,134,387
                                                                                                   ------------     ------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the
nutritional, pharmaceutical, personal care and food
packaging markets.
 12% Senior Subordinated Note due 2008                           $  1,125,000         12/19/00        1,048,772        1,108,121
 Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                   1.28% int.         12/21/00          140,625          189,844
                                                                                                   ------------     ------------
                                                                                                      1,189,397        1,297,965
                                                                                                   ------------     ------------

 *08/07/98, 02/23/99, 12/22/99 and 02/25/03.
**08/07/98 and 02/29/00.
--------------------------------------------------------------------------------
16

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)  MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES (A) (Continued)                Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
PRECISION DYNAMICS, INC.
A manufacturer of custom-designed solenoid valves & controls.
 Senior Secured Floating Rate Revolving Credit
  Facility due 2005                                              $    309,700         07/22/96     $    309,700     $    309,700
 Senior Secured Floating Rate Term Note due 2005                 $      4,075         07/22/96            4,075            4,075
 12% Senior Secured Term Note due 2005                           $    163,000         07/22/96          161,921          163,000
 8% Preferred Stock                                                  228 shs.         07/22/96          116,023          115,944
 Common Stock (B)                                                    299 shs.         07/22/96           14,489           14,489
 Warrant, exercisable until 2005, to purchase
  common stock at $.01 per share (B)                                 162 shs.         07/22/96           49,000                2
                                                                                                   ------------     ------------
                                                                                                        655,208          607,210
                                                                                                   ------------     ------------
PROCESS CHEMICALS LLC
A specialty chemical company that manufactures
processed chemicals for the fertilizer, asphalt and concrete industries.
 Common Membership Interests                                           1 uts.                *                4          144,000
                                                                                                   ------------     ------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products,
related breeding and healthcare products and specialty
genetics sold to the dairy and beef industries.
 9.8% Redeemable Exchangeable Preferred Stock (B)                    332 shs.         08/12/94           33,217             --
 Common Stock (B)                                                    867 shs.               **           42,365             --
                                                                                                   ------------     ------------
                                                                                                         75,582             --
                                                                                                   ------------     ------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis
products.
 12% Senior Subordinated Note due 2012                           $    937,500         05/28/04          759,763          960,618
 Common Stock (B)                                                187,500 shs.         05/28/04          187,500          168,750
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                             199,969 shs.         05/28/04          199,969            2,000
                                                                                                   ------------     ------------
                                                                                                      1,147,232        1,131,368
                                                                                                   ------------     ------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies, to
major restaurant chains and their franchisees.
 16.5% Senior Subordinated Note due 2012                         $  1,002,475         07/09/04          976,254          601,485
 Limited Partnership Interest (B)                                  4.90% int.         07/09/04          137,195             --
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                 280 shs.         07/09/04           25,973             --
                                                                                                   ------------     ------------
                                                                                                      1,139,422          601,485
                                                                                                   ------------     ------------
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and foodservice
channels.
 13% Senior Subordinated Note due 2011                           $    975,000         09/29/04          898,718          944,260
 Limited Partnership Interest (B)                                 21,499 uts.         09/29/04          150,000          134,997
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                              12,481 shs.         09/29/04           83,596              125
                                                                                                   ------------     ------------
                                                                                                      1,132,314        1,079,382
                                                                                                   ------------     ------------

 *07/31/97 and 01/04/99.
**11/14/01 and 08/12/94.
--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)  MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES (A) (Continued)                Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured
marble bathroom products.
 12.5% Senior Subordinated Note due 2011                         $    562,500         11/14/03     $    506,757     $    553,109
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                  74 shs.         11/14/03           65,089                1
                                                                                                   ------------     ------------
                                                                                                        571,846          553,110
                                                                                                   ------------     ------------
RUGBY MANUFACTURING COMPANY
A designer and manufacturer of accessories for heavy and
medium duty trucks, primarily dump bodies, hoists,
various forms of flat-bed bodies, landscape bodies and
other accessories.
 12% Senior Subordinated Note due 2013                           $  1,018,915         07/19/05          955,488        1,003,627
 Common Stock (B)                                                    331 shs.         07/19/05          331,085          297,981
 Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                  67 shs.         07/19/05           64,236                1
                                                                                                   ------------     ------------
                                                                                                      1,350,809        1,301,609
                                                                                                   ------------     ------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the
wood working industry.
 Senior Secured Floating Rate Tranche A Note due 2007            $    524,947         06/02/99          524,947          524,947
 12% Senior Secured Tranche B Note due 2007                      $    646,089         06/02/99          646,089          646,089
 Class B Common Stock (B)                                            846 shs.         06/02/99          146,456          290,455
                                                                                                   ------------     ------------
                                                                                                      1,317,492        1,461,491
                                                                                                   ------------     ------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
 12% Senior Subordinated Note due 2012                           $    814,655         09/10/04          758,872          808,920
 Common Stock (B)                                                    310 shs.         09/10/04          310,345          279,315
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                  71 shs.         09/10/04           60,129                1
                                                                                                   ------------     ------------
                                                                                                      1,129,346        1,088,236
                                                                                                   ------------     ------------
SHELTER ACQUISITION, INC.
A distributor of roofing supplies & products throughout the Midwest.
 12.5% Senior Subordinated Note due 2008                         $    803,571         08/01/02          736,449          803,571
 Common Stock (B)                                                477,411 shs.                *          477,411          831,889
 Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                             139,470 shs.         08/01/02          114,589          243,027
                                                                                                   ------------     ------------
                                                                                                      1,328,449        1,878,487
                                                                                                   ------------     ------------
SNYDER INDUSTRIES, INC.
A manufacturer of proprietary rotationally molded
polyethylene containers.
 12.25% Senior Subordinated Note due 2008                        $  2,250,000         12/06/99        2,105,335        2,250,000
 Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                 369 shs.         12/06/99          306,818          398,844
                                                                                                   ------------     ------------
                                                                                                      2,412,153        2,648,844
                                                                                                   ------------     ------------
SPECIALTY FOODS GROUP, INC.
A manufacturer and distributor of branded meat products.
 Limited Partnership Interest of MHD Holdings LLC                  0.76% int.         08/29/00          307,860           65,314
                                                                                                   ------------     ------------

*08/01/02, 01/17/03 and 12/31/04.
--------------------------------------------------------------------------------
18

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)  MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES (A) (Continued)                Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC.
A provider of kitchen and restaurant design, equipment
fabrication and installation services.
 Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                              61,862 shs.         01/14/00     $    382,501     $       --
                                                                                                   ------------     ------------
SYNVENTIVE EQUITY LLC
A manufacturer of hot runner systems used in the plastic
injection molding process.
 Limited Partnership Interest (B)                                  1.05% int.         08/20/03           33,463            5,972
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                              45,942 shs.         08/21/03           10,249            8,199
                                                                                                   ------------     ------------
                                                                                                         43,712           14,171
                                                                                                   ------------     ------------
TERRA RENEWAL SERVICES, INC.
A provider of wastewater residual management and
required environmental reporting, permitting, nutrient
management planning and record keeping to companies
involved in poultry and food processing.
 Senior Secured Floating Rate Term A Note due 2010               $    170,704         03/01/05          170,704          170,345
 Senior Secured Floating Rate Term B Note due 2012               $    209,933         03/01/05          209,933          209,356
 12% Senior Subordinated Note due 2013                           $    585,937         03/01/05          555,280          574,255
 Limited Partnership Interest of
  Saw Mill Capital Fund V, L.P. (B)                                  236 uts.         03/01/05          235,547          211,995
 Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                  37 shs.         03/01/05           32,098             --
                                                                                                   ------------     ------------
                                                                                                      1,203,562        1,165,951
                                                                                                   ------------     ------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as
safety products, janitorial supplies, work apparel,
washroom and restroom supplies and sanitary care
products.
 13% Senior Subordinated Note due 2009                           $  1,356,000         02/05/98        1,259,373        1,356,000
 Common Stock (B)                                                    315 shs.         02/04/98          315,000          318,371
 Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                                 222 shs.         02/05/98          184,416          224,375
                                                                                                   ------------     ------------
                                                                                                      1,758,789        1,898,746
                                                                                                   ------------     ------------
TIDEWATER HOLDINGS, INC.
An operator of a barge transportation line on the
Columbia/Snake River system.
 17% Preferred Stock (B)                                             280 shs.         12/23/02          280,000          378,000
 Convertible Preferred Stock, convertible into
  common stock at $1,000 per share (B)                               560 shs.         07/25/96          560,000          756,000
 Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)  237 shs                        07/25/96                            24,103          319,788
                                                                                                   ------------     ------------
                                                                                                        864,103        1,453,788
                                                                                                   ------------     ------------
TOMAH HOLDINGS, INC.
A manufacturer of specialty chemicals.
 16% Senior Subordinated Note due 2011                           $    773,875         12/08/03          749,592          804,830
 16% Preferred Stock Series A (B)                                     20 shs.         12/08/03          334,393          348,926
 Common Stock (B)                                                 11,246 shs.                *          111,066          145,844
                                                                                                   ------------     ------------
                                                                                                      1,195,051        1,299,600
                                                                                                   ------------     ------------

 *12/08/03 and 07/01/05.
--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)  MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES (A) (Continued)                Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
 12% Senior Subordinated Note due 2013                           $    918,000         08/31/05     $    877,127     $    908,786
 Common Stock (B)                                                    432 shs.         08/31/05          432,000          388,800
 Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                  46 shs.         08/31/05           41,021             --
                                                                                                   ------------     ------------
                                                                                                      1,350,148        1,297,586
                                                                                                   ------------     ------------
TRONAIR, INC.
A designer, engineer and manufacturer of ground support
equipment for the business, commuter and commercial
aviation markets.
 10.5% Senior Secured Term Note due 2008                         $    676,983         01/20/00          676,983          674,768
 12% Senior Subordinated Note due 2010                           $    758,100         01/20/00          726,835          759,794
 Common Stock (B)                                                129,960 shs.         01/20/00          129,960          103,968
 Warrant, exercisable until 2010, to purchase
  common stock at $1 per share (B)                               148,912 shs.         01/20/00           56,316            1,489
                                                                                                   ------------     ------------
                                                                                                      1,590,094        1,540,019
                                                                                                   ------------     ------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
 12.5% Senior Subordinated Note due 2010                         $    562,500         04/11/03          524,405          553,838
 Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                               3,060 shs.         04/11/03           50,625           17,491
                                                                                                   ------------     ------------
                                                                                                        575,030          571,329
                                                                                                   ------------     ------------
TUBULAR TEXTILE MACHINERY
A designer, manufacturer, sale and servicer of finishing
machinery for the knit and woven segments of the global
textile industry.
 12% Senior Subordinated Note due 2014                           $    705,457         05/28/04          636,949          665,846
 8.75% Senior Secured Note due 2011                              $    409,310         05/28/04          409,310          391,270
 Common Stock (B)                                                385,233 shs.         05/28/04          385,233          192,617
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                             116,521 shs.         05/28/04           74,736            1,165
                                                                                                   ------------     ------------
                                                                                                      1,506,228        1,250,898
                                                                                                   ------------     ------------
TVI, INC.
A retailer of used clothing in the United States, Canada
and Australia.
Common Stock (B)                                                 187,500 shs.         05/02/00          187,500          202,500
                                                                                                   ------------     ------------
U S M HOLDINGS CORPORATION
A provider of facility maintenance services to retail and
corporate clients with multiple locations.
 12% Senior Subordinated Note due 2011                           $    473,684         08/06/03          407,630          487,895
 Preferred Stock                                                   1,361 shs.         08/06/03          136,089          136,098
 Common Stock (B)                                                    546 shs.         08/06/03              546              546
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share                                     502 shs.         08/06/03          157,869              502
                                                                                                   ------------     ------------
                                                                                                        702,134          625,041
                                                                                                   ------------     ------------

--------------------------------------------------------------------------------
20

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)  MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                Shares, Units,
                                                                   Warrants,
                                                                 Ownership or     Acquisition
CORPORATE RESTRICTED SECURITIES (A) (Continued)                Principal Amount       Date             Cost          Fair Value
                                                                 ------------     ------------     ------------     ------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter
icemaking, wine storage and refrigeration appliances.
 12.5% Senior Subordinated Note due 2012                         $    996,500         04/30/04     $    895,482     $  1,030,434
 Common Stock (B)                                                     96 shs.         04/30/04           96,400           86,760
 Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                 122 shs.         04/30/04          112,106                1
                                                                                                   ------------     ------------
                                                                                                      1,103,988        1,117,195
                                                                                                   ------------     ------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in other entities.
 Series A Preferred Units (B)                                      0.03% int.         12/02/96                1                2
                                                                                                   ------------     ------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused
on the foodservice industry.
 13% Senior Subordinated Note due 2011                           $    999,153         09/24/04          909,026        1,003,067
 Common Stock (B)                                                 12,585 shs.         09/24/04          125,850          113,265
 Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                              12,593 shs.         09/24/04           98,938              126
                                                                                                   ------------     ------------
                                                                                                      1,133,814        1,116,458
                                                                                                   ------------     ------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily
envelopes and tags used on tea bags and medical and food
products.
 12.5% Senior Subordinated Note due 2012                         $    900,000         07/19/04          785,152          885,411
 Limited Partnership Interest Class A (B)                        219,375 uts.         07/19/04          219,375          197,438
 Limited Partnership Interest Class B (B)                         96,848 uts.         07/19/04           96,848           87,163
                                                                                                   ------------     ------------
                                                                                                      1,101,375        1,170,012
                                                                                                   ------------     ------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
 10% Senior Subordinated Lien Note due 2009                      $    532,895         07/12/04          532,895          533,305
 14% Senior Subordinated Note due 2012                           $    566,163         07/12/04          564,740          567,870
 Limited Partnership Interest (B)                                  0.20% int.         07/12/04           19,737           17,763
 Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                               2,133 shs.         07/12/04            1,500               21
                                                                                                   ------------     ------------
                                                                                                      1,118,872        1,118,959
                                                                                                   ------------     ------------
WEASLER HOLDINGS LLC
A manufacturer of mechanical power transmission
components for the agricultural, lawn and turf industries.
 Limited Partnership Interest (B)                                  0.82% int.         02/03/03           53,570          142,897
 Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                 136 shs.         02/04/03          111,086          361,895
                                                                                                   ------------     ------------
                                                                                                        164,656          504,792
                                                                                                   ------------     ------------
  TOTAL PRIVATE PLACEMENT INVESTMENTS                                                                82,473,314       82,125,421
                                                                                                   ------------     ------------

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)  MASSMUTUAL PARTICIPATION INVESTORS

September 30, 2005
(Unaudited)

                                                                         Shares or
                                                  Interest     Due       Principal
CORPORATE RESTRICTED SECURITIES (A) (CONTINUED)     Rate       Date        Amount        Cost        Fair Value
                                                    ----       ----        ------        ----       ------------
RULE 144A SECURITIES - 8.79%:

BONDS - 7.70%
  A E S Corporation                                8.750%    05/15/13   $    425,000  $    474,756  $    465,375
  A E S Corporation                                9.000     05/15/15        175,000       175,000       192,063
  Activant Solutions, Inc.                         9.504     04/01/10        400,000       400,000       408,000
  Blockbuster, Inc.                                9.000     09/01/12        275,000       277,042       226,875
  Bombardier Capital, Inc.                         6.125     06/29/06        500,000       505,662       500,625
  Bombardier, Inc.                                 6.300     05/01/14        500,000       440,315       442,500
  Charter Communications Op LLC                    8.000     04/30/12        500,000       498,750       503,750
  Clayton Williams Energy, Inc.                    7.750     08/01/13        375,000       375,000       366,560
  Douglas Dynamics, LLC                            7.750     01/15/12        325,000       326,924       325,000
  Intelsat Bermuda Ltd.                            8.695     01/15/12        225,000       225,000       228,938
  Intelsat Bermuda Ltd.                            8.250     01/15/13        250,000       250,000       251,563
  Interactive Health LLC                           7.250     04/01/11        500,000       417,350       430,000
  Lazard LLC                                       7.125     05/15/15        375,000       374,704       372,359
  Mac-Gray Corporation                             7.625     08/15/15        300,000       300,000       306,000
  Markwest Energy                                  6.875     11/01/14        250,000       250,000       247,500
  Metaldyne Corporation                           11.000     11/01/13        340,000       342,068       295,800
  Neiman Marcus Group, Inc.                       10.375     10/15/15        600,000       600,000       597,000
  P Q Corporation                                  7.500     02/15/13        685,000       677,350       664,450
  Pacific Energy Partners                          6.250     09/15/15        100,000        99,543       100,250
  Pogo Producing Co.                               6.875     10/01/17        250,000       250,000       253,438
  Service Corporation International                7.000     06/15/17        500,000       495,015       505,000
  Siebe PLC                                        6.500     01/15/10        350,000       308,000       309,750
  Sierra Pacific Resources                         6.750     08/15/17        330,000       331,674       330,825
  Sungard Data Systems                             9.125     08/15/13         75,000        75,000        77,718
  T C W Lev Income Trust L.P. (B)                  8.410     11/30/05        717,144       717,144       179,285
  Tenaska Alabama Partners L.P.                    7.000     06/30/21        185,000       185,000       187,315
  Texas Genco LLC                                  6.875     12/15/14        350,000       350,000       356,125
  Texas Industries, Inc.                           7.250     07/15/13         35,000        35,000        36,400
                                                                        ------------  ------------  ------------
TOTAL BONDS                                                             $  9,892,144     9,756,297     9,160,464
                                                                        ============  ------------  ------------
CONVERTIBLE BONDS - 1.09%
Cymer, Inc.                                        3.500%    02/15/09   $    450,000  $    450,000  $    437,063
ICOS Corporation                                   2.000     07/01/23        375,000       298,125       314,063
QLT, Inc.                                          3.000     09/15/23        305,000       277,410       277,169
Wesco International, Inc.                          2.625     10/15/25        250,000       250,000       260,625
                                                                        ------------  ------------  ------------
   TOTAL CONVERTIBLE BONDS                                              $  1,380,000     1,275,535     1,288,920
                                                                        ============  ------------  ------------
WARRANTS - 0.00%
Winsloew Furniture, Inc. (B)                                                     700  $          7  $       --
                                                                                      ------------  ------------
   TOTAL WARRANTS                                                                                7          --
                                                                                      ------------  ------------
TOTAL RULE 144A SECURITIES                                                              11,031,839    10,449,384
                                                                                      ------------  ------------
   TOTAL CORPORATE RESTRICTED SECURITIES                                              $ 93,505,153  $ 92,574,805
                                                                                      ------------  ------------

--------------------------------------------------------------------------------
22
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS September 30, 2005
(Unaudited)

                                                 Interest      Due         Principal
CORPORATE PUBLIC SECURITIES - 25.84%:(A)           Rate        Date          Amount         Cost     Market Value
                                                 --------    --------      ---------      --------   ------------
BONDS - 22.79%
  Abitibi-Consolidated, Inc.                       7.750%    06/15/11   $    500,000  $    516,599  $    492,500
  Activant Solutions, Inc.                        10.500     06/15/11        325,000       325,880       339,625
  Aearo Co.                                        8.250     04/15/12        225,000       225,000       225,000
  Allied Waste NA                                  7.875     04/15/13        500,000       513,688       510,000
  American Media Operation, Inc.                   8.875     01/15/11        475,000       475,649       420,375
  Appleton Papers, Inc.                            8.125     06/15/11        250,000       250,000       245,000
  Argo Tech Corporation                            9.250     06/01/11        425,000       425,000       450,500
  Arrow Electronics, Inc.                          7.000     01/15/07        500,000       516,848       512,741
  BCP Crystal US Holding Corporation               9.625     06/15/14        355,000       355,000       394,938
  C S C Holdings, Inc.                             7.625     04/01/11        250,000       250,982       245,625
  Cablevision Systems Corporation                  7.890     04/01/09        450,000       450,000       461,250
  Cadmus Communications Corporation                8.375     06/15/14        350,000       350,000       361,375
  Chemed Corporation                               8.750     02/24/11        600,000       600,000       648,000
  Chesapeake Energy Corporation                    7.000     08/15/14        650,000       676,962       682,500
  Cincinnati Bell, Inc.                            8.375     01/15/14        550,000       503,750       541,750
  Del Monte Corporation                            8.625     12/15/12        200,000       200,000       215,000
  Dollar Financial Group                           9.750     11/15/11        325,000       325,000       338,000
  Dominos, Inc.                                    8.250     07/01/11        109,000       108,213       114,450
  Electronic Data Systems Corporation              7.125     10/15/09        500,000       505,427       535,499
  Esterline Technologies                           7.750     06/15/13        175,000       175,000       184,625
  Ford Motor Credit Co.                            5.800     01/12/09        500,000       499,070       466,541
  Ford Motor Credit Co.                            7.375     10/28/09        750,000       748,125       724,460
  G F S I, Inc.                                    9.625     03/01/07        375,000       339,385       341,250
  Gencorp, Inc.                                    9.500     08/15/13        130,000       130,000       142,513
  General Motors Accept Corporation                5.850     01/14/09        750,000       743,418       698,387
  Goodyear Tire & Rubber Co.                       7.857     08/15/11        350,000       327,250       338,625
  GulfMark Offshore, Inc.                          7.750     07/15/14        300,000       298,725       318,750
  Houghton Mifflin Co.                             9.875     02/01/13        500,000       527,535       530,000
  Huntsman LLC                                    11.625     10/15/10        163,000       161,068       186,228
  Intrawest Corporation                            7.500     10/15/13        250,000       250,000       255,938
  K 2, Inc.                                        7.375     07/01/14        150,000       150,591       150,000
  Koppers, Inc.                                    9.875     10/15/13        250,000       250,000       276,250
  Leucadia National Corporation                    7.000     08/15/13        350,000       356,794       351,750
  Liberty Media Corporation                        5.700     05/15/13        500,000       475,805       455,009
  Lodgenet Entertainment Corporation               9.500     06/15/13        375,000       375,000       410,625
  Lyondell Chemical Co.                            9.500     12/15/08        450,000       457,176       471,375
  M G M Mirage, Inc.                               6.000     10/01/09        225,000       227,775       222,188
  M S X International, Inc.                       11.000     10/15/07        175,000       173,502       174,125
  Magnachip Semiconductor                          8.000     12/15/14         50,000        50,000        46,000
  Majestic Star Casino LLC                         9.500     10/15/10        250,000       250,000       247,500
  Manitowoc Company, Inc.                          7.125     11/01/13        100,000       100,000       103,500
  Mediacom LLC                                     9.500     01/15/13        750,000       745,965       744,375
  Moog, Inc.                                       6.250     01/15/15         60,000        60,000        60,300
  Nalco Co.                                        7.750     11/15/11        250,000       250,000       255,625
  National Wine & Spirits, Inc.                   10.125     01/15/09         25,000        25,354        25,250
  Nextel Communications Corporation                7.375     08/01/15        400,000       410,166       428,226
  North American Energy Partners                   8.750     12/01/11        200,000       200,000       190,000
  Numatics, Inc.                                   9.625     04/01/08        375,000       376,226       381,016
  O E D Corp/Diamond Jo Company Guarantee          8.750     04/15/12        500,000       492,980       490,625

--------------------------------------------------------------------------------
23
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS September 30, 2005
(Unaudited)

                                                 Interest      Due         Principal
CORPORATE PUBLIC SECURITIES(A)(Continued)          Rate        Date          Amount         Cost     Market Value
                                                 --------    --------      ---------      --------   ------------
  Offshore Logistics, Inc.                         6.125%    06/15/13   $    350,000  $    350,000  $    344,750
  Pacific Energy Partners                          7.125     06/15/14        250,000       252,088       259,375
  Pinnacle Foods Group                             8.250     12/01/13        225,000       225,000       212,625
  Pliant Corporation                              11.625     06/15/09        574,414       586,456       608,879
  Primedia, Inc.                                   8.000     05/15/13        500,000       513,750       503,750
  Quintiles Transnational Corporation             10.000     10/01/13        250,000       250,000       281,250
  Rayovac Corporation                              8.500     10/01/13        175,000       175,000       168,875
  Rent-A-Center, Inc.                              7.500     05/01/10        250,000       250,000       237,813
  Rent-Way, Inc.                                  11.875     06/15/10        450,000       469,608       495,000
  Rhodia SA                                        8.875     06/01/11        250,000       249,834       236,250
  Rhodia SA                                       10.250     06/01/10        250,000       252,457       264,375
  Rogers Wireless, Inc.                            7.250     12/15/12         90,000        90,000        95,175
  Rogers Wireless, Inc.                            7.500     03/15/15        560,000       602,893       603,400
  Rogers Wireless, Inc.                            8.000     12/15/12         90,000        90,000        95,063
  Samsonite Corporation                            8.875     06/01/11        500,000       523,609       531,250
  Service Corporation International                6.000     12/15/05         21,000        21,020        21,000
  Sheridan Acquisition Corporation                10.250     08/15/11        225,000       222,000       234,000
  Sports Club Co.                                 11.375     03/15/06        100,000        97,000        99,000
  Tekni-Plex, Inc.                                12.750     06/15/10        500,000       483,500       277,500
  Telex Communications, Inc.                      11.500     10/15/08        250,000       250,000       266,875
  Tenet Healthcare Corporation                     6.375     12/01/11        250,000       241,250       233,125
  Tenet Healthcare Corporation                     9.875     07/01/14        350,000       341,858       365,750
  Triton P C S, Inc.                               8.500     06/01/13        500,000       500,000       476,250
  Tyco International Group SA                      6.375     10/15/11        150,000       148,500       159,880
  Unisys Corporation                               8.000     10/15/12        150,000       150,000       147,375
  United Rentals, Inc.                             7.750     11/15/13        325,000       325,000       313,624
  Universal City Florida                           8.375     05/01/10        100,000       100,000       103,750
  Universal City Florida                           8.443     05/01/10        100,000       100,000       103,750
  Utilicorp United, Inc.                           9.950     02/01/11        500,000       548,255       561,250
  Vicorp Restaurants, Inc.                        10.500     04/15/11        300,000       296,373       292,500
  Vought Aircraft Industries                       8.000     07/15/11        650,000       649,158       617,500
  Warner Music Group                               7.375     04/15/14        125,000       125,000       125,312
  Wornick Co.                                     10.875     07/15/11        350,000       350,000       359,624
                                                                        ------------  ------------  ------------
    TOTAL BONDS                                                         $ 26,927,414    27,030,517    27,101,079
                                                                        ============  ------------  ------------

--------------------------------------------------------------------------------
24

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS September 30, 2005
(Unaudited)

                                                                          Shares or
                                                  Interest     Due        Principal
CORPORATE PUBLIC SECURITIES (A)(CONTINUED)          Rate       Date         Amount        Cost      Market Value
                                                  --------   --------     ---------     --------    ------------
COMMON STOCK - 2.40%
  Chemed Corporation                                                             300  $      7,500  $     13,002
  Distributed Energy Systems Corporation                                      14,000       177,078       116,760
  H C I Direct, Inc. (B)                                                         500          --            --
  P W Eagle, Inc. (B)                                                        101,236             1       779,517
  Rent-Way, Inc. (B)                                                          46,432       458,123       318,988
  Transmontaigne, Inc. (B)                                                   203,165       598,597     1,623,288
                                                                                      ------------  ------------
    TOTAL COMMON STOCK                                                                   1,241,299     2,851,555
                                                                                      ------------  ------------
CONVERTIBLE BONDS - 0.65%
  Citadel Broadcasting Corporation                 1.875%    02/15/11   $    300,000  $    232,875  $    233,625
  Leucadia National Corporation                    3.750     04/15/14        500,000       500,000       543,125
                                                                        ------------  ------------  ------------
    TOTAL CONVERTIBLE BONDS                                             $    800,000       732,875       776,750
                                                                        ============  ------------  ------------
    TOTAL CORPORATE PUBLIC SECURITIES                                                 $ 29,004,691  $ 30,729,384
                                                                                      ------------  ------------

                                                  Interest     Due        Principal
SHORT-TERM SECURITIES:                           Rate/Yield    Date         Amount        Cost      Market Value
                                                 ----------  --------     ---------     --------    ------------
COMMERCIAL PAPER - 1.66%
  I T T Industries, Inc.                           3.951%     10/3/05   $  1,977,000  $  1,976,566  $  1,976,566
                                                                        ------------  ------------  ------------
    TOTAL SHORT-TERM SECURITIES                                         $  1,977,000  $  1,976,566  $  1,976,566
                                                                        ============  ------------  ------------
TOTAL INVESTMENTS                                 105.35%                             $124,486,410  $125,280,755
                                                                                      ============  ------------
  Other Assets                                      5.83                                               6,931,483
  Liabilities                                     (11.18)                                            (13,291,825)
                                                  ------                                            ------------
TOTAL NET ASSETS                                  100.00%                                           $118,920,413
                                                  ======                                            ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS September 30, 2005
(Unaudited)

                                                 Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION:                        Market Value           INDUSTRY CLASSIFICATION: (Cont.)                Market Value
                                               --------------                                                         --------------
AEROSPACE - 2.53%                                                      CARGO TRANSPORT - 2.55%
Argo Tech Corporation                          $      450,500          Kenan-Advantage Transport Company              $    1,572,170
Bombardier, Inc.                                      442,500          Tidewater Holdings, Inc.                            1,453,788
Consolidated Foundries Holdings                     1,307,648                                                         --------------
Esterline Technologies                                184,625                                                              3,025,958
Vought Aircraft Industries                            617,500                                                         --------------
                                               --------------          CHEMICAL, PLASTICS & RUBBER - 2.98%
                                                    3,002,773          Capital Specialty Plastics, Inc.                        1,078
                                               --------------          Huntsman LLC                                          186,228
AUTOMOBILE - 8.50%                                                     Koppers, Inc.                                         276,250
America's Body Company, Inc./LCP Holding Co.        1,750,000          Lyondell Chemical Co.                                 471,375
Gencorp, Inc.                                         142,513          P Q Corporation                                       664,450
Goodyear Tire & Rubber Co.                            338,625          Process Chemicals LLC                                 144,000
Jason, Inc.                                         1,051,456          Rhodia SA                                             500,625
LIH Investors, L.P.                                 2,589,798          Tomah Holdings, Inc.                                1,299,600
Metaldyne Corporation                                 295,800                                                         --------------
Nyloncraft, Inc.                                    1,516,193                                                              3,543,606
Qualis Automotive LLC                               1,131,368                                                         --------------
Transtar Holding Company                            1,297,586          CONSUMER PRODUCTS - 7.02%
                                               --------------          Appleton Papers, Inc.                                 245,000
                                                   10,113,339          Augusta Sportswear Holding Co.                      1,125,019
                                               --------------          Euro-Pro Corporation                                1,012,732
BEVERAGE, DRUG & FOOD - 4.68%                                          G F S I, Inc.                                         341,250
Beta Brands Ltd. -                                                     H C I Direct, Inc.                                       --
Cains Foods, L.P.                                     270,579          K 2, Inc.                                             150,000
Del Monte Corporation                                 215,000          Maverick Acquisition Company                          643,699
Dominos, Inc.                                         114,450          Rayovac Corporation                                   168,875
Eagle Pack Pet Foods, Inc.                            611,236          Royal Baths Manufacturing Company                     553,110
National Wine & Spirits, Inc.                          25,250          Savage Sports Holding, Inc.                         1,088,236
Nonni's Food Company                                1,197,299          The Tranzonic Companies                             1,898,746
Pinnacle Foods Group                                  212,625          Walls Industries, Inc.                              1,118,959
River Ranch Fresh Foods LLC                         1,079,382          Winsloew Furniture, Inc.                                 --
Specialty Foods Group, Inc.                            65,314                                                         --------------
Vicorp Restaurants, Inc.                              292,500                                                              8,345,626
Vitality Foodservice, Inc.                          1,116,458                                                         --------------
Wornick Co.                                           359,624          CONTAINERS, PACKAGING
                                               --------------           & GLASS - 5.05%
                                                    5,559,717          Paradigm Packaging, Inc.                            1,297,965
                                               --------------          Pliant Corporation                                    608,879
BROADCASTING & ENTERTAINMENT- 2.57%                                    Snyder Industries, Inc.                             2,648,844
C S C Holdings, Inc.                                  245,625          Tekni-Plex, Inc.                                      277,500
Cablevision Systems Corporation                       461,250          Vitex Packaging, Inc.                               1,170,012
Charter Communications Op LLC                         503,750                                                         --------------
Citadel Broadcasting Corporation                      233,625                                                              6,003,200
Liberty Media Corporation                             455,009                                                         --------------
Lodgenet Entertainment Corporation                    410,625          DISTRIBUTION - 2.92%
Mediacom LLC                                          744,375          Corvest Group, Inc.                                 1,686,149
                                               --------------          Kele and Associates, Inc.                           1,181,966
                                                    3,054,259          QualServ Corporation                                  601,485
                                               --------------          Strategic Equipment & Supply Corporation, Inc.           --
BUILDINGS & REAL ESTATE - 4.32%                                                                                       --------------
A W C Holding Company                               1,301,591                                                              3,469,600
Adorn, Inc.                                         1,350,202                                                         --------------
Shelter Acquisition, Inc.                           1,878,487
Texas Industries, Inc.                                 36,400
TruStile Doors, Inc.                                  571,329
                                               --------------
                                                    5,138,009
                                               --------------

--------------------------------------------------------------------------------
26

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS September 30, 2005
(Unaudited)

                                                 Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION: (Cont.)                Market Value           INDUSTRY CLASSIFICATION: (Cont.)                Market Value
                                               --------------                                                         --------------
DIVERSIFIED/CONGLOMERATE,                                              FINANCIAL SERVICES - 3.85%
 MANUFACTURING - 6.05%                                                 BCP Crystal US Holding Corporation             $      394,938
Activant Solutions, Inc.                       $      747,625          Bombardier Capital, Inc.                              500,625
AmerCable, Inc.                                     1,104,047          Dollar Financial Group                                338,000
Arrow Tru-Line Holdings, Inc.                       1,087,950          East River Ventures I, L.P.                             5,423
Coining Corporation of America LLC                  1,080,190          Ford Motor Credit Co.                               1,191,001
Dexter Magnetics Technologies, Inc.                   554,304          General Motors Acceptance Corporation                 698,387
Douglas Dynamics LLC                                  325,000          Highgate Capital LLC                                      737
Evans Consoles, Inc.                                     --            Lazard LLC                                            372,359
Justrite Manufacturing Acquisition Co.                832,871          Leucadia National Corporation                         894,875
Rugby Manufacturing Company                         1,301,609          T C W Leveraged Income Trust, L.P.                    179,285
Tyco International Group SA                           159,880          Victory Ventures LLC                                        2
                                               --------------                                                         --------------
                                                    7,193,476                                                              4,575,632
                                               --------------                                                         --------------
DIVERSIFIED/CONGLOMERATE,                                              HEALTHCARE, EDUCATION
 SERVICE - 6.14%                                                        & CHILDCARE - 3.80%
Abitibi-Consolidated, Inc.                            492,500          A T I Acquisition Company                           1,047,054
Allied Waste NA                                       510,000          American Hospice Management Holding LLC             1,433,538
CapeSuccess LLC                                         2,512          ICOS Corporation                                      314,063
Chemed Corporation                                    661,002          Interactive Health LLC                                430,000
Diversco, Inc./DHI Holdings, Inc.                   1,044,048          MedAssist, Inc.                                       139,076
Dwyer Group, Inc.                                   1,411,296          QLT, Inc.                                             277,169
Keystone North America, Inc.                          180,607          Quintiles Transnational Corporation                   281,250
Mac-Gray Corporation                                  306,000          Tenet Healthcare Corporation                          598,875
Moss, Inc.                                            902,518                                                         --------------
M S X International, Inc.                             174,125                                                              4,521,025
Service Corporation International                     526,000                                                         --------------
U S M Holdings Corporation                            625,041          HOME & OFFICE FURNISHINGS
Universal City Florida                                207,500           HOUSEWARES, AND DURABLE CONSUMER
Wesco International, Inc.                             260,625           PRODUCTS - 3.81%
                                               --------------          Connor Sport Court International, Inc.              1,126,962
                                                    7,303,774          Home Decor Holding Company                          1,134,194
                                               --------------          Hussey Seating Corporation                            625,540
ELECTRONICS - 4.80%                                                    Samsonite Corporation                                 531,250
A E S Corporation                                     657,438          U-Line Corporation                                  1,117,195
Arrow Electronics, Inc.                               512,741                                                         --------------
Directed Electronics, Inc.                          2,616,946                                                              4,535,141
Distributed Energy Systems                            116,760                                                         --------------
Electronic Data Systems Corporation                   535,499          LEISURE, AMUSEMENT,
Precision Dynamics, Inc.                              607,210           ENTERTAINMENT - 1.87%
Siebe PLC                                             309,750          Intrawest Corporation                                 255,938
Texas Genco LLC                                       356,125          Keepsake Quilting, Inc.                               882,102
                                               --------------          M G M Mirage, Inc.                                    222,188
                                                    5,712,469          Majestic Star Casino LLC                              247,500
                                               --------------          O E D Corp/Diamond Jo Company Guarantee               490,625
FARMING & AGRICULTURE - 0.00%                                          Warner Music Group                                    125,312
Protein Genetics, Inc.                                   --                                                           --------------
                                               --------------                                                              2,223,665
                                                                                                                      --------------

--------------------------------------------------------------------------------

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.) MASSMUTUAL PARTICIPATION INVESTORS September 30, 2005
(Unaudited)

                                                 Fair Value/                                                            Fair Value/
INDUSTRY CLASSIFICATION: (Cont.)                Market Value           INDUSTRY CLASSIFICATION: (Cont.)                Market Value
                                               --------------                                                         --------------
MACHINERY - 8.20%                                                      RETAIL STORES - 4.41%
Aearo Co.                                      $      225,000          Blockbuster, Inc.                              $      226,875
C & M Conveyor, Inc.                                1,311,291          Neff Corporation                                      624,765
Integration Technology Systems, Inc.                  711,753          Neiman Marcus Group, Inc.                             597,000
Manitowoc Company, Inc.                               103,500          Olympic Sales, Inc.                                 2,134,387
Maxon Corporation                                   1,465,046          Rent-A-Center, Inc.                                   237,813
Numatics, Inc.                                        381,016          Rent-Way, Inc.                                        813,988
P W Eagle, Inc.                                       779,517          Sports Club Co.                                        99,000
Safety Speed Cut Manufacturing Company,             1,461,491          TVI, Inc.                                             202,500
Synventive Equity LLC                                  14,171          United Rentals, Inc.                                  313,624
Tronair, Inc.                                       1,540,019                                                         --------------
Tubular Textile Machinery                           1,250,898                                                              5,249,952
Weasler Holdings LLC                                  504,792                                                         --------------
                                               --------------          TECHNOLOGY - 0.78%
                                                    9,748,494          Cymer, Inc.                                           437,063
                                               --------------          Delstar Holding Corporation                           220,944
MEDICAL DEVICES/BIOTECH - 2.62%                                        Magnachip Semiconductor                                46,000
Beacon Medical Products, Inc.                       1,112,927          Sungard Data Systems                                   77,718
Coeur, Inc.                                           645,485          Unisys Corporation                                    147,375
E X C Acquisition Corporation                          57,171                                                         --------------
MicroGroup, Inc.                                    1,304,122                                                                929,100
                                               --------------                                                         --------------
                                                    3,119,705          TELECOMMUNICATIONS - 3.73%
                                               --------------          Cincinnati Bell, Inc.                                 541,750
MINING, STEEL, IRON                                                    Intelsat Bermuda, Ltd.                                480,501
 & NON PRECIOUS METALS - 0.05%                                         ITC^DeltaCom, Inc.                                  1,448,111
Better Minerals & Aggregates                           54,525          Nextel Communications Corporation                     428,226
                                               --------------          Rogers Wireless, Inc.                                 793,638
OIL AND GAS - 5.25%                                                    Telex Communications, Inc.                            266,875
C & J Spec-Rent Services, Inc.                      1,742,109          Triton P C S, Inc.                                    476,250
Chesapeake Energy Corporation                         682,500                                                         --------------
Clayton Williams Energy, Inc.                         366,560                                                              4,435,351
GulfMark Offshore, Inc.                               318,750                                                         --------------
Mustang Ventures Company                              367,762          UTILITIES - 1.38%
North American Energy Partners                        190,000          Markwest Energy                                       247,500
Pogo Producing Co.                                    253,438          Moog, Inc.                                             60,300
Offshore Logistics, Inc.                              344,750          Nalco Co.                                             255,625
Pacific Energy Partners                               359,625          Sierra Pacific Resources                              330,825
Transmontaigne, Inc.                                1,623,288          Tenaska Alabama Partners LP                           187,315
                                               --------------          Utilicorp United, Inc.                                561,250
                                                    6,248,782                                                         --------------
                                               --------------                                                              1,642,815
PHARMACEUTICALS - 1.13%                                                                                               --------------
CorePharma LLC                                      1,335,778          WASTE MANAGEMENT /
Enzymatic Therapy, Inc.                                 2,967           POLLUTION - 0.98%
                                               --------------          Terra Renewal Services, Inc.                        1,165,951
                                                    1,338,745                                                         --------------
                                               --------------          TOTAL CORPORATE RESTRICTED AND
PUBLISHING/PRINTING - 1.72%                                              PUBLIC SECURITIES - 103.69%                  $  123,304,189
American Media Operation, Inc.                        420,375                                                         ==============
Cadmus Communications Corporation                     361,375
Houghton Mifflin Co.                                  530,000
Primedia, Inc.                                        503,750
Sheridan Acquisition Corporation                      234,000
                                               --------------
                                                    2,049,500
                                               --------------

--------------------------------------------------------------------------------
28

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(Unaudited)

1.   HISTORY

     MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

     The Trust is a diversified closed-end management investment company. Babson Capital Management LLC, formerly David L. Babson & Company Inc. ("Babson Capital"), a whollyowned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of such income, and capital appreciation, by investing primarily in a portfolio of privately placed below investment grade, long-term corporate debt obligations purchased directly from their issuers, at least half of which normally will include equity features.

     On January 27, 1998, the Board of Trustees authorized the formation of a wholly owned subsidiary of the Trust ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of the MMPI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the MMPI Subsidiary Trust.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

     A. VALUATION OF INVESTMENTS:

     Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

     Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities, which may be effected immediately if the market is adequate, absent an exemption from registration, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933.

     The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees as of the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are thereafter used for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

     When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

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                                                                              29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(Unaudited)

     The Trust's Board of Trustees meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, the Trust's investment adviser. In making valuations, the Trustees will consider Babson Capital's reports analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

     The consolidated financial statements include private placement restricted securities valued at $82,125,421 (69.06% of net assets) as of September 30, 2005 whose values have been determined by the Board of Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

     The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of September 30, 2005, subject to discount where appropriate, and are approved by the Trustees.

     Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

     B. ACCOUNTING FOR INVESTMENTS:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

     Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

     Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

     C. USE OF ESTIMATES:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     D. FEDERAL INCOME TAXES:

     No provision for federal income taxes on net investment income and short-term capital gains is considered necessary for the Trust because it is a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification by, among other things, distributing substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

     The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMPI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

     The MMPI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust's receiving any distributions from the MMPI Subsidiary Trust, all of the MMPI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the nine months ended September 30, 2005 the MMPI Subsidiary

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30

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(CONTINUED)

     Trust has accrued tax expense on net realized gains of ($55,253) and on unrealized gains of $126,915.

     E. DISTRIBUTIONS TO SHAREHOLDERS:

     The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the exdividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3.   INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEE

     Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital has further agreed that it will request each issuer of securities which MassMutual is prepared to purchase in a negotiated private placement, and which would be consistent with the investment objectives and policies of the Trust, to also offer such securities to the Trust. Babson Capital will use its best efforts to insure that issuers accede to such requests. MassMutual has agreed that, subject to such orders of the Securities and Exchange Commission as may apply, it will invest concurrently with the Trust in any such investment. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

     For its services under the Contract, Babson Capital is paid a quarterly fee equal to .225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to .90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

4.   SENIOR SECURED INDEBTEDNESS

     A. NOTE PAYABLE:

     MassMutual holds the Trust's $12,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due December 13, 2011 and accrues interest at 5.80% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2005, the Trust incurred total interest expense on the Note of $523,933.

     The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Notes proposed to be redeemed.

     B. REVOLVING CREDIT AGREEMENT:

     The Trust entered into a $15,000,000 Revolving Credit Agreement with Fleet National Bank (the "Agent Bank") dated May 29, 1997, which had a stated matured on May 31, 2004. The maturity date of this loan was extended to May 31, 2007, and its terms amended and restated pursuant to the First Amended and Restated Revolving Credit Agreement (the "Revolver") dated May 27, 2004, between the Trust and the Agent Bank.

     The Revolver bears interest payable quarterly in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or LIBOR Rate Loan. Interest on Base Rate loans equals the higher of: (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on LIBOR Rate Loans equals .60% plus the London Inter Bank Offered Rate ("LIBOR") rate, divided by 1 minus LIBOR Reserve Rate. The Trust also incurs expense on the undrawn portion of the total Revolver at a rate of .25% per annum.

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                                                                              31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS    MASSMUTUAL PARTICIPATION INVESTORS
(CONTINUED)

     As of September 30, 2005, there were no in outstanding loans against the Revolver and the average blended rate of interest attributable to the Revolver was 3.27%. For the nine months ended September 30, 2005, the Trust incurred total interest expense on the Revolver of $190,044, plus $13,233 related to the undrawn portion.

5.   PURCHASES AND SALES OF INVESTMENTS

                                                FOR THE NINE MONTHS
                                                  ENDED 9/30/2005

                                             COST OF      PROCEEDS FROM
                                           INVESTMENTS      SALES OR
                                            ACQUIRED       MATURITIES
                                          ------------    ------------
     Corporate restricted securities      $ 25,493,857    $ 33,614,097
     Corporate public securities             6,265,421       6,751,909
     Short-term securities                 350,864,882     354,651,581


     The aggregate cost of investments was substantially the same for financial reporting and federal income tax purposes as of September 30, 2005. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of September 30, 2005 is $794,345 and consists of $12,815,436 appreciation and $12,021,091 depreciation.

6.   QUARTERLY RESULTS OF INVESTMENT OPERATIONS

                                                   MARCH 31, 2005
                                                AMOUNT      PER SHARE
                                              ----------   -----------
     Investment income                        $2,833,525
     Net investment income                     2,192,726      $0.23
     Net realized and unrealized gain
       on investments (net of taxes)           1,002,116       0.10

                                                   JUNE 30, 2005
                                                AMOUNT      PER SHARE
                                              ----------   -----------
     Investment income                        $2,971,531
     Net investment income                     2,302,919      $0.23
     Net realized and unrealized gain
       on investments (net of taxes)           4,574,450       0.47

                                                 SEPTEMBER 30, 2005
                                                AMOUNT      PER SHARE
                                              ----------   -----------
     Investment income                        $3,010,835
     Net investment income                     2,391,949      $0.25
     Net realized and unrealized gain
       on investments (net of taxes)           2,781,680       0.29

7.   CONTINGENCIES

     The Trust, together with other investors, including MassMutual, was a plaintiff in litigation connected with private placement investments made by the Trust in Sharp International Corporation ("Sharp"). Three managing shareholders of Sharp, which is currently being liquidated in Chapter 11 liquidation proceedings, have pleaded guilty to criminal fraud charges. Initially, two separate civil lawsuits were brought in New York State Court in an attempt to recover damages for lost investment funds from Sharp's working capital lender and auditors. The first lawsuit involving Sharp's working capital lender was dismissed prior to trial. An appeal of this dismissal was unsuccessful. The second lawsuit against Sharp's auditors was settled in the Spring of 2005. Under the terms of the settlement agreement, the Trust recovered all legal fees it incurred to prosecute the lawsuit, as well as additional amounts. A related lawsuit brought by the Trustee of the Sharp bankruptcy estate against Sharp's auditors on behalf of unsecured creditors, including the Trust, was also settled at the same time. Total net proceeds to be distributed to the Trust as a result of the settlement of these two lawsuits against Sharp's auditors are expected to be approximately $750,000, of which $458,619 has already been received by the Trust.

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32

     TRUSTEES                                    OFFICERS

Donald E. Benson*                  Roger W. Crandall         Chairman
Michael H. Brown                   Clifford M. Noreen        President
Roger W. Crandall                  James M. Roy              Vice President &
Donald Glickman         [LOGO]                               Chief Financial
Martin T. Hart*                                              Officer
Robert E. Joyal                    Stephen L. Kuhn           Vice President &
Jack A. Laughery                   Secretary
Corine T. Norgaard*                Michael P. Hermsen        Vice President
                                   Mary Wilson Kibbe         Vice President
                                   Michael L. Klofas         Vice President
                                   Richard E. Spencer, II    Vice President
                                   Laura L. Grant            Treasurer
                                   John T. Davitt, Jr.       Comptroller
                                   Mary Ellen Wesneski       Chief Compliance
                                                             Officer

*Member of the Audit Committee


                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MassMutual Participation Investors offers a Dividend Reinvestment and Cash Purchase Plan. The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by Shareholder Financial Services Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newlyissued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.

[LOGO]
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